UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported) September 27, 2004
                                                    --------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                 1-13469                                 65-0429858
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         (Commission File Number)              (IRS Employer Identification No.)


       2 Ridgedale Avenue, Cedar Knolls, New Jersey           07927
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

      On September 27, 2004 MediaBay, Inc. ("MediaBay") received a determination letter from the staff of Nasdaq indicating that MediaBay failed to regain compliance with Nasdaq Marketplace Rule 4450(a)(5) which required that MediaBay's common stock close at a minimum bid price of $1.00 by September 22, 2004. MediaBay will request a hearing before the Nasdaq Listing Qualifications Panel for continued listing of its common stock on the Nasdaq National Market. The hearing request will stay the delisting of MediaBay's common stock that would otherwise have occurred as a result of it failure to comply with Rule 4450(a)(5), pending the Panel's decision.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     MediaBay, Inc.
                                                     (Registrant)


                                                   By: /s/ John F. Levy
                                                       -------------------------
                                                       John F. Levy
                                                       Vice Chairman and
                                                       Chief Financial Officer

Date:  September 29, 2004